Exhibit 99.1
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
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 6/30/01
Distribution Date: 07/25/01
=========================================================================================================================
Balances
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
                                                                                            Initial            Period End
    Securitization Value                                                             $1,547,538,089        $1,245,806,024
    Reserve Account                                                                     $81,245,750          $104,458,821
    Class A-1 Notes                                                                    $180,000,000                    $0
    Class A-2 Notes                                                                    $600,000,000          $478,267,935
    Class A-3 Notes                                                                    $300,000,000          $300,000,000
    Class A-4 Notes                                                                    $389,660,000          $389,660,000
    Subordinated Note                                                                   $30,951,089           $30,951,089
    Class B Certificates                                                                $46,927,000           $46,927,000

Current Collection Period
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    Beginning Securitization Value                                                   $1,296,210,226
       Principal Reduction Amount                                                       $50,404,202
    Ending Securitization Value                                                      $1,245,806,024

    Calculation of Required 2000-A SUBI Collection Account Amount
       Collections
           Receipts of Monthly Payments                                                 $24,042,420
           Sale Proceeds                                                                $13,588,389
           Termination Proceeds                                                         $28,084,012
           Recovery Proceeds                                                               $480,186
       Total Collections                                                                $66,195,008

       Servicer Advances                                                                $12,138,020
       Reimbursement of Previous Servicer Advances                                     ($15,899,404)

    Required 2000-A SUBI Collection Account Amount                                      $62,433,623

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                             $22,697,389
    Current Period Monthly Payment Advance                                               $1,676,422
    Current Period Sales Proceeds Advance                                               $10,461,598
    Current Reimbursement of Previous Servicer Advance                                 ($15,899,404)
    Ending Period Unreimbursed Previous Servicer Advances                               $18,936,005

Collection Account
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    Deposits to 2000-A SUBI Collection Account                                          $62,433,623
    Withdrawals from 2000-A SUBI Collection Account
       Servicing Fees                                                                    $1,080,175
       Note Distribution Account Deposit                                                 $6,755,585
       Reserve Fund Deposit - Subordinated Noteholder Interest                             $180,548
       Certificate Distribution Account Deposit                                            $273,741
       Monthly Principal Distributable Amount                                           $50,404,202
       Reserve Fund Deposit - Excess Collections                                         $3,739,372
       Payments to Transferor                                                                    $0
    Total Distributions from 2000-A SUBI Collection Account                             $62,433,623


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BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 6/30/01
Distribution Date: 07/25/01
=================================================================================================================================
Note Distribution Account
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    Amount Deposited from the Collection Account                   $57,159,787
    Amount Deposited from the Reserve Account                               $0
    Amount Paid to Noteholders                                     $57,159,787

Certificate Distribution Account
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    Amount Deposited from the Collection Account                      $273,741
    Amount Deposited from the Reserve Account                               $0
    Amount Paid to Certificateholders                                 $273,741

Distributions
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    Monthly Principal Distributable Amount                     Current Payment        Ending Balance       Per $1,000      Factor
    Class A-1 Notes                                                         $0                    $0            $0.00       0.00%
    Class A-2 Notes                                                $50,404,202          $478,267,935           $84.01      79.71%
    Class A-3 Notes                                                         $0          $300,000,000            $0.00     100.00%
    Class A-4 Notes                                                         $0          $389,660,000            $0.00     100.00%
    Subordinated Note                                                       $0           $30,951,089            $0.00     100.00%
    Class B Certificates                                                    $0           $46,927,000            $0.00     100.00%

    Interest Distributable Amount                              Current Payment            Per $1,000
    Class A-1 Notes                                                         $0                 $0.00
    Class A-2 Notes                                                 $2,929,725                 $4.88
    Class A-3 Notes                                                 $1,660,000                 $5.53
    Class A-4 Notes                                                 $2,165,860                 $5.56
    Subordinated Note                                                 $180,548                 $5.83
    Class B Certificates                                              $273,741                 $5.83

Carryover Shortfalls
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                                                        Prior Period Carryover       Current Payment       Per $1,000
    Class A-1 Interest Carryover Shortfall                                  $0                    $0               $0
    Class A-2 Interest Carryover Shortfall                                  $0                    $0               $0
    Class A-3 Interest Carryover Shortfall                                  $0                    $0               $0
    Class A-4 Interest Carryover Shortfall                                  $0                    $0               $0
    Subordinated Note Interest Carryover Shortfall                          $0                    $0               $0
    Certificate Interest Carryover Shortfall                                $0                    $0               $0

Residual Value Losses
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                                                                Current Period            Cumulative
    Net Sale Proceeds                                               $8,780,980           $12,918,462
    Residual Values                                                 $9,280,365           $13,661,874

    Residual Value Losses                                             $499,385              $743,411

Reserve Account
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    Beginning Period Required Amount                              $104,458,821
    Beginning Period Amount                                       $104,458,821
    Net Investment Earnings                                           $292,148
    Current Period Deposit                                          $3,919,920
    Reserve Fund Draw Amount                                                $0
    Release of Excess Funds                                         $4,212,068
    Ending Period Required Amount                                 $104,458,821
    Ending Period Amount                                          $104,458,821

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